UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 10, 2011

COMMERCIAL BARGE LINE COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	333-124454-12	03-0552365
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1701 E. Market Street, Jeffersonville,
Indiana		47130
(Address of principal executive offices)		(Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.
     On March 10, 2011, Richard W. Spriggle ceased to serve as the Senior Vice President — Human Resources of American Commercial Lines Inc., the parent company of Commercial Barge Line Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL BARGE LINE COMPANY
Date: March 14, 2011	By:	/s/ Thomas R. Pilholski
Thomas R. Pilholski
Senior Vice President, Chief Financial Officer